Exhibit 31.2

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL

FINANCIAL OFFICER

Pursuant to Rule 13a-14(a) and Rule 15d-14(a) under the

Securities Exchange Act of 1934

(Section 302 of the Sarbanes-Oxley Act of 2002)

I, Kyle Jason Kiser, certify that:

1.	I have reviewed Amendment No. 1 to the Annual Report on Form 10-K/A of CONX Corp.; and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: January 30, 2026	By:	/s/ Kyle Jason Kiser
Kyle Jason Kiser
Chief Executive Officer
(Principal Executive, Financial and Accounting Officer)